UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 11, 2011
NBC Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-48225	47-0793347

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4700 South 19th Street
Lincoln, NE 68501-0529

(Address of principal executive offices)
(402) 421-7300

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Alan G. Siemek, Vice President, Treasurer and a named executive officer of NBC Acquisition Corp. (the “Company”) has elected to resign as Chief Financial Officer of the Company’s direct and indirect subsidiaries, including Nebraska Book Company, Inc. (“Nebraska Book Company”), effective as of August 31, 2011. Mr. Siemek will continue to serve as Vice President and Treasurer of both the Company and Nebraska Book Company to, among other duties, assist in the transition of the Chief Financial Officer duties and help with the Company’s current reorganization efforts under chapter 11 of the United States Bankruptcy Code.
     The Company has begun a national search for his replacement and in the interim has named Barry S. Major as Chief Financial Officer. Mr. Major currently holds the position of President and Chief Operating Officer and also sits on the Company’s Board of Directors.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NBC ACQUISITION CORP.
/s/ Barry S. Major
Barry S. Major
President and Chief Operating Officer

Date: August 11, 2011

2